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                                                                    Exhibit 10.1

                       AMENDMENT TO TRANSACTION DOCUMENTS

                  THIS AMENDMENT, dated as of December 6, 2000, by and among KENNAMETAL INC., a Pennsylvania corporation (the "Borrower"), the Lenders parties to the Credit Agreement referred to below, and MELLON BANK, N.A., as Administrative Agent under such Credit Agreement.

                                    RECITALS:

                  WHEREAS, the Borrower has entered into a Credit Agreement, dated as of November 17, 1997, by and among the Borrower, the Lenders parties thereto from time to time, and Mellon Bank, N.A., as Administrative Agent (as amended by Amendments to Transaction Documents dated as of November 26, 1997, December 19, 1997, March 19, 1998, December 15, 1998, March 31, 1999, and
October 1, 1999, respectively, the "Credit Agreement");

                  WHEREAS, the parties hereto desire to amend further the Credit Agreement as set forth herein; and

                  WHEREAS, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined; and

                  WHEREAS, the Borrower expects to enter into a credit facility providing for revolving credit loans in a principal amount not exceeding EUR 225,000,000 to be provided by a group of lenders for which Deutsche Bank AG New York Branch will act as agent (the "Euro Credit Facility"), such loans to be made to the Borrower and to be guaranteed by certain Subsidiaries of the Borrower.

                  NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

                  SECTION 1. AMENDMENT TO ADD A DEFINITION. Section 1.01 of Annex A of the Credit Agreement is amended by adding thereto, in appropriate alphabetical sequence, the following definition:

                               "Euro Credit Facility" means the Revolving Credit
                           Agreement, expected to be dated as of a date in December, 2000, and as amended from time to time, between the Borrower, the lenders party thereto and Deutsche Bank AG New York Branch, as agent for such lenders, providing for revolving credit loans to the Borrower in a principal amount not exceeding EUR 225,000,000.

                  SECTION 2. AMENDMENT RELATING TO MANDATORY REDUCTION OF REVOLVING CREDIT COMMITTED AMOUNTS UPON INCURRENCE OF RECAPTURE INDEBTEDNESS UNDER THE EURO CREDIT FACILITY. The second sentence of Section 2.07(b)(i) of the Credit Agreement is hereby

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amended by adding, immediately before the period at the end of such sentence, the following proviso:

                           ; and provided, further, that, notwithstanding the immediately preceding proviso, the Borrower shall be obligated to make application pursuant to the foregoing clause (y) upon incurrence of Indebtedness under the Euro Credit Facility whether or not the Investment Grade Rating Condition is satisfied on the relevant Reduction Event Date

The Borrower confirms that Indebtedness of the Borrower under the Euro Credit Facility will be Recapture Indebtedness for purposes of Section 2.07(b) and, accordingly, that incurrence of such Indebtedness will be a Reduction Event as described in Section 2.07(b)(vii). The related Reduction Event Application Amount will be calculated based on the prevailing market exchange rate at the time of incurrence of Indebtedness under the Euro Credit Facility.

                  SECTION 3. AMENDMENT RELATING TO INCREASE IN THE AMOUNT OF PERMITTED INDEBTEDNESS. Section 7.02(f) of the Credit Agreement is hereby amended by deleting the figure "$225,000,000" appearing therein and inserting in lieu thereof the figure"$350,000,000".

                  SECTION 4. AMENDMENT RELATING TO PERMITTED LIENS. Section 7.03 of the Credit Agreement is hereby amended by deleting the word "and" at the end of Section 7.03(l), redesignating Section 7.03(m) as Section 7.03(n), and adding a new Section 7.03(m) as follows:

                                    (m) Liens securing repayment of obligations
                           under the Euro Credit Facility if, and only if, the Obligations under this Agreement are equally and ratably secured by all such Liens pursuant to security documentation in form reasonably satisfactory to the Administrative Agent which documentation provides, among other things, that such Liens are granted to a single collateral agent acting for the ratable benefit of both the Lenders and the Administrative Agent hereunder and the lenders and the agent under the Euro Credit Facility and that directions to such collateral agent with respect to exercise of remedies may be given by lenders holding more than 50% of the aggregate outstanding principal amount of obligations under this Agreement and the Euro Credit Facility at the relevant time.

                  SECTION 5. AMENDMENT RELATING TO CHANGE IN A PARTICULAR REQUIREMENT FOR RECAPTURE INDEBTEDNESS. Section 7.02(j) of the Credit Agreement is hereby amended by deleting the words "Other unsecured Indebtedness" appearing at the beginning thereof and inserting in lieu thereof the words "Other unsecured (or, in the case of the Euro Credit Facility, secured only by Liens permitted by Section 7.03(m) hereof) Indebtedness".

                  SECTION 6. EFFECTIVENESS AND EFFECT, ETC. This Amendment shall become effective when both (i) Mellon Bank, N.A., as Administrative Agent, shall have received counterparts hereof duly executed by the Borrower and the Administrative Agent and consents


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hereto duly executed by the Required Lenders (as defined in the Credit
Agreement) and (ii) the Euro Credit Facility, containing an exception to its limitation on liens substantially identical to the amendatory language set forth in Section 4 above, is executed and delivered by the parties thereto and is in effect and Mellon Bank, N.A., as Administrative Agent under the Credit Agreement, shall have received a counterpart of the Euro Credit Facility and a certificate of the Borrower that the same is in effect. The Credit Agreement, as previously amended and as further amended hereby, is and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under the Credit Agreement or constitute a waiver of any provision of the Credit Agreement.

                  SECTION 7. MISCELLANEOUS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document. Section and other headings herein are for reference purposes only and shall not affect the interpretation of this Amendment in any respect. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to choice of law principles. This Amendment is a requested amendment within the meaning of Section 10.06(a)(ii) of the Credit Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                      KENNAMETAL INC.


                                      By: /s/ James E. Morrison
                                          --------------------------------
                                      Name:  James E. Morrison
                                      Title:  Vice President and Treasurer


                                      MELLON BANK, N.A.,
                                      individually and as Administrative Agent


                                      By: /s/ Edward L. McGrath, C.F.A.
                                          --------------------------------
                                      Name:  Edward L. McGrath, C.F.A.
                                      Title:  First Vice President


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                        LENDER CONSENT AND ACKNOWLEDGMENT

                  The undersigned, a "Lender" under that certain Credit Agreement, dated as of November 17, 1997, by and among Kennametal Inc., a Pennsylvania corporation (the "Borrower"), the Lenders parties thereto from time to time, and Mellon Bank, N.A., as Administrative Agent (as amended, the "Credit Agreement"), hereby (a) acknowledges receipt of a counterpart of the Amendment to Transaction Documents, dated as of December 6, 2000, by and among the Borrower, the Lenders parties to the Credit Agreement and Mellon Bank, N.A., as Administrative Agent, and (b) pursuant to Section 10.03 of the Credit Agreement, consents and agrees to such Amendment to Transaction Documents and directs the Administrative Agent to enter into it.



                                                                          ,
                                       -----------------------------------
                                       as Lender


                                       By
                                          --------------------------------
                                       Name:
                                       Title:


Date:
      ----------------------------



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